Exhibit 4.1

NUMBER

EB

eventbrite, inc.

SHARES

INCORPORATED UNDER THE
LAWS OF THE STATE
OF DELAWARE

CUSIP

SEE REVERSE FOR
CERTAIN DEFINITIONS

This certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.00001 PAR VALUE PER SHARE, OF

Eventbrite, Inc.

transferable on the books of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

EVENTBRITE
CA E USA
APPROVED

CHIEF EXECUTIVE OFFICER

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

ABnote North America
711 ARMSTRONG LANE, COLUMBIA, TN 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

PROOF OF: SEPTEMBER 5, 2018
EVENTBRITE, INC.
WO - 18000423 FACE OPERATOR: DKS
NEW

INTAGLIO PRINTS IN SC-11 A MEDIUM ORANGE.
PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	..............................	Custodian	........................
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act .............................................
(State)
COM PROP	–	as community property

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                                        hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
Signature(s) Guaranteed	FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America		PROOF OF: SEPTEMBER 5, 2018
711 ARMSTRONG LANE, COLUMBIA, TN 38401		EVENTBRITE, INC.
(931) 388-3003		WO - 18000423 BACK	OPERATOR: DKS
SALES: HOLLY GRONER 931-490-7660			NEW
PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:	OK AS IS	OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF